                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2002

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


         Bermuda                       000-49887                 980363970
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                               N/A
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (246) 421-9471

              c/o The Corporate Secretary Ltd., White Park House,
                      Whitepark Road Bridgetown, Barbados
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER INFORMATION

         On October 1, 2002, Nabors Industries Ltd. announced that, based on preliminary estimates, it expects revenues and earnings for the third quarter of 2002 to be lower than consensus. A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference in this report.

         The information above and in Exhibit 99.1 includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by us from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, our actual results may differ materially from those indicated or implied by such forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (c)  Exhibits

         Exhibit No.                      Description
         -----------                      -----------

         99.1            Press Release issued by Nabors Industries Ltd. on
                         October 1, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NABORS INDUSTRIES LTD.


Date:  October 1, 2002                      By: /s/ Daniel McLachlin
                                               ---------------------------------
                                               Daniel McLachlin
                                               Vice President - Administration &
                                               Secretary

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

99.1                Press Release issued by Nabors Industries Ltd. on October 1,
                    2002